UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 9, 2012

Cole Corporate Income Trust, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Maryland	333-166447	27-2431980
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2325 East Camelback Road, Suite 1100, Phoenix, Arizona 85016
(Address of principal executive offices)
(Zip Code)

(602) 778-8700
(Registrant’s telephone number, including area code)

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

Pursuant to the requirements of the Securities Exchange Act ("SEC") of 1934, as amended, Cole Corporate Income Trust, Inc. (which may be referred to as the “Company,” “we,” “our,” and “us”) hereby amends the following Current Reports on Form 8-K to provide the financial information required by Item 9.01:

(i)
Current Report on Form 8-K filed on November 13, 2012, relating to our acquisition of a single-tenant industrial building located in Roanoke, Virgina (the “ID Roanoke Property”) as described in such Current Report; and

(ii)
Current Report on Form 8-K filed on December 20, 2012, relating to our acquisition of two single-tenant distribution facilities located in Spartanburg, South Carolina (the “ID Spartanburg Property”) and Ankeny, Iowa (the “ID Ankeny Property”), as described in such Current Report.

Item 9.01	Financial Statements and Exhibits

(a) Financial Statements of the Properties Acquired
Elizabeth Arden - Roanoke, VA
Summary Financial Data Regarding Elizabeth Arden, Inc.		3

Amazon - Spartanburg, SC
Summary Financial Data Regarding Amazon.com, Inc.		4

Toro - Ankeny, IA
Summary Financial Data Regarding The Toro Company		5

(b) Pro Forma Financial Information
Pro Forma Condensed Consolidated Balance Sheet (Unaudited) as of September 30, 2012		6

Pro Forma Condensed Consolidated Statement of Operations (Unaudited) for the Nine Months Ended
September 30, 2012		7

Pro Forma Condensed Consolidated Statement of Operations (Unaudited) for the year ended December 31, 2011		8

Notes to Pro Forma Condensed Consolidated Financial Statements (Unaudited)		9

(c) Shell Company Transactions
None

(d) Exhibits
None

SUMMARY FINANCIAL DATA
ELIZABETH ARDEN, INC.

We have acquired the ID Roanoke Property, which is leased to Elizabeth Arden, Inc. (“Elizabeth Arden”):

		Year	Purchase	Square
Property Location	Date Acquired	Built	Price	Feet
Roanoke, VA	November 9, 2012	2003	$23,500,000	399,182
In evaluating the ID Roanoke Property as a potential acquisition, including the determination of the appropriate purchase price for the ID Roanoke Property, the Company considered a variety of factors, including the condition and financial performance of the property; the terms of the existing lease and the creditworthiness of the tenant; property location, visibility and access; age of the property, physical condition and curb appeal; neighboring property uses; local market conditions, including vacancy rates; area demographics, including trade area population and average household income; and neighborhood growth patterns and economic conditions. After reasonable inquiry, the Company is not aware of any material factors relating to the ID Roanoke Property that would cause the reported financial information not to be indicative of future operating results.
Because the ID Roanoke Property is 100% leased to a single tenant on a long-term basis under a net lease whereby substantially all of the operating costs are the responsibility of the tenant, the Company believes that the financial condition and results of operations of the tenant are more relevant to investors than the financial statements of the ID Roanoke Property, and will enable investors to evaluate the creditworthiness of the tenant. Additionally, because the ID Roanoke Property is subject to a net lease, the historical property financial statements provide limited information other than rental income. As a result, pursuant to the guidance provided by the SEC, we have provided summarized consolidated financial information of the tenant of the acquired property.
Elizabeth Arden currently files its financial statements in reports filed with the SEC, and the following summary financial data regarding Elizabeth Arden are taken from its previously filed public reports (dollar amounts in thousands):

	For the Three
	Months Ended	For the Fiscal Year Ended
	September 30, 2012	June 30, 2012	June 30, 2011	June 30, 2010
Consolidated Statements of Operations:
Net sales	$344,541	$1,238,273	$1,175,500	$1,103,777
Income before income taxes	2,665	73,512	49,626	22,826
Net income	2,184	57,419	40,989	19,533

	As of	As of the Fiscal Year Ended
	September 30, 2012	June 30, 2012	June 30, 2011	June 30, 2010
Consolidated Balance Sheets:
Total assets	$1,265,621	$1,066,754	$854,837	$843,471
Long-term debt	250,000	250,000	250,000	218,699
Total shareholders' equity	489,644	481,727	417,765	352,617
For more detailed financial information regarding Elizabeth Arden, please refer to its financial statements and other public filings, which are publicly available on the SEC’s web site, http://www.sec.gov.

SUMMARY FINANCIAL DATA
AMAZON.COM, INC.

We have acquired the ID Spartanburg Property, which is leased to a wholly-owned subsidiary of Amazon.com, Inc. ("Amazon"), and the lease is guaranteed by Amazon:

		Year	Purchase	Square
Property Location	Date Acquired	Built	Price	Feet
Spartanburg, SC	December 17, 2012	2012	$63,253,209	1,015,740

In evaluating the ID Spartanburg Property as a potential acquisition, including the determination of the appropriate purchase price for the ID Spartanburg Property, the Company considered a variety of factors, including the condition and financial performance of the property; the terms of the existing lease and the creditworthiness of the tenant; property location, visibility and access; age of the property, physical condition and curb appeal; neighboring property uses; local market conditions, including vacancy rates; area demographics, including trade area population and average household income; and neighborhood growth patterns and economic conditions. After reasonable inquiry, the Company is not aware of any material factors relating to the ID Spartanburg Property that would cause the reported financial information not to be indicative of future operating results.

Because the ID Spartanburg Property is 100% leased to a single tenant on a long-term basis under a net lease whereby substantially all of the operating costs are the responsibility of the tenant subject to a parent guarantee, the Company believes that the financial condition and results of operations of the guarantor are more relevant to investors than the financial statements of the ID Spartanburg Property, and will enable investors to evaluate the creditworthiness of the guarantor. Additionally, because the ID Spartanbug Property is subject to a net lease, the historical property financial statements provide limited information other than rental income. As a result, pursuant to the guidance provided by the SEC, we have provided summarized consolidated financial information of the guarantor of the acquired property.

Amazon currently files its financial statements in reports filed with the SEC, and the following summary financial data regarding Amazon are taken from its previously filed public reports (dollar amounts in millions):

	For the Nine
	Months Ended	For the Fiscal Year Ended
	September 30, 2012	December 31, 2011	December 31, 2010	December 31, 2009
Consolidated Statements of Operations:
Net sales	$39,825	$48,077	$34,204	$24,509
Income before income taxes	207	934	1,497	1,161
Net (loss) income	(137)	631	1,152	902

	As of	As of the Fiscal Year Ended
	September 30, 2012	December 31, 2011	December 31, 2010	December 31, 2009
Consolidated Balance Sheets:
Total assets	$22,834	$25,278	$18,797	$13,813
Long-term liabilities	2,676	2,625	1,561	1,192
Total stockholders’ equity	7,553	7,757	6,864	5,257

For more detailed financial information regarding Amazon, please refer to its financial statements and other public filings, which are publicly available on the SEC’s web site, http://www.sec.gov.

SUMMARY FINANCIAL DATA
THE TORO COMPANY

We have acquired the ID Ankeny Property, which is leased to The Toro Company ("Toro"):

		Year	Purchase	Square
Property Location	Date Acquired	Built	Price	Feet
Ankeny, IA	December 17, 2012	2012	$22,470,243	450,139
In evaluating the ID Ankeny Property as a potential acquisition, including the determination of the appropriate purchase price for the ID Ankeny Property, the Company considered a variety of factors, including the condition and financial performance of the property; the terms of the existing lease and the creditworthiness of the tenant; property location, visibility and access; age of the property, physical condition and curb appeal; neighboring property uses; local market conditions, including vacancy rates; area demographics, including trade area population and average household income; and neighborhood growth patterns and economic conditions. After reasonable inquiry, the Company is not aware of any material factors relating to the ID Ankeny Property that would cause the reported financial information not to be indicative of future operating results.
Because the ID Ankeny Property is 100% leased to a single tenant on a long-term basis under a net lease whereby substantially all of the operating costs are the responsibility of the tenant, the Company believes that the financial condition and results of operations of the tenant are more relevant to investors than the financial statements of the ID Ankeny Property, and will enable investors to evaluate the creditworthiness of the tenant. Additionally, because the ID Ankeny Property is subject to a net lease, the historical property financial statements provide limited information other than rental income. As a result, pursuant to the guidance provided by the SEC, we have provided summarized consolidated financial information of the tenant of the acquired property.
Toro currently files its financial statements in reports filed with the SEC, and the following summary financial data regarding Toro are taken from its previously filed public reports (dollar amounts in thousands):

	For the Fiscal Year Ended
	October 31, 2012	October 31, 2011	October 31, 2010
Consolidated Statements of Operations:
Net sales	$1,958,690	$1,883,953	$1,690,378
Income before income taxes	196,262	174,826	141,268
Net income	129,541	117,658	93,237

	As of the Fiscal Year Ended
	October 31, 2012	October 31, 2011	October 31, 2010
Consolidated Balance Sheets:
Total assets	$935,199	$870,663	$885,622
Long-term debt	223,482	225,178	223,578
Total stockholders' equity	312,402	266,767	275,810
For more detailed financial information regarding Toro, please refer to its financial statements and other public filings, which are publicly available on the SEC’s web site, http://www.sec.gov.

COLE CORPORATE INCOME TRUST, INC.
PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET (UNAUDITED)
As of September 30, 2012

The following Pro Forma Condensed Consolidated Balance Sheet (Unaudited) is presented as if the Company had acquired the ID Roanoke Property, the ID Spartanburg Property and the ID Ankeny Property (collectively, the “Pro Forma Properties”) on September 30, 2012.
This Pro Forma Condensed Consolidated Balance Sheet (Unaudited) as of September 30, 2012 should be read in conjunction with the Company’s historical financial statements and notes thereto for the three and nine months ended September 30, 2012, included in our Quarterly Report on Form 10-Q, as filed on November 13, 2012 with the SEC. This Pro Forma Condensed Consolidated Balance Sheet (Unaudited) is not necessarily indicative of what the actual financial position would have been had the Company completed the acquisitions of the Pro Forma Properties on September 30, 2012, nor does it purport to represent its future financial position. This Pro Forma Condensed Consolidated Balance Sheet (Unaudited) only includes the Pro Forma Properties, determined in accordance with SEC Rule 3-14 of Regulation S-X.

	As Reported	Acquisition		Pro Forma as of
	September 30, 2012	Pro Forma Adjustments		September 30, 2012
	(a)
ASSETS
Investment in real estate assets:
Land	$13,612,703	$9,255,751	(b)	$22,868,454
Buildings and improvements	71,453,605	84,936,537	(b)	156,390,142
Acquired intangible lease assets	12,135,881	14,056,164	(b)	26,192,045
Total investment in real estate assets, net	97,202,189	108,248,452		205,450,641
Cash and cash equivalents	21,696,317	(20,500,000)	(c)	1,196,317
Restricted cash	432,570	—		432,570
Rents and tenant receivables	423,127	—		423,127
Prepaid expenses	139,369	—		139,369
Due from affiliates	—	—		—
Deferred financing costs	251,327	852,989	(d)	1,104,316
Total assets	$120,144,899	$88,601,441		$208,746,340

LIABILITIES AND STOCKHOLDERS’ EQUITY
Notes payable and line of credit	$22,400,000	$63,170,000	(e)	$85,570,000
Accounts payable and accrued expenses	1,638,043	—		1,638,043
Escrowed investor proceeds	125,000	—		125,000
Acquired below market lease intangibles	1,388,838	—		1,388,838
Distributions payable	553,076	—		553,076
Deferred rental income	308,086	—		308,086
Total liabilities	26,413,043	63,170,000		89,583,043
Commitments and contingencies
Redeemable common stock	1,103,201	—		1,103,201
STOCKHOLDERS’ EQUITY:
Preferred stock, $0.01 par value; 10,000,000 shares authorized, none issued and outstanding	—	—		—
Common stock, $0.01 par value; 490,000 shares authorized, 11,057,951 shares issued and outstanding	110,580	30,724	(f)	141,304
Capital in excess of par value	97,823,199	27,928,097	(f)	125,751,296
Accumulated distributions in excess of earnings	(5,305,124)	(2,527,380)	(g)	(7,832,504)
Total stockholders’ equity	92,628,655	25,431,441		118,060,096
Total liabilities and stockholders’ equity	$120,144,899	$88,601,441		$208,746,340
See accompanying Notes to Pro Forma Condensed Consolidated Financial Statements (Unaudited).

COLE CORPORATE INCOME TRUST, INC.
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED)
For the Nine Months Ended September 30, 2012

The following unaudited Pro Forma Condensed Consolidated Statement of Operations (Unaudited) is presented as if the Company had acquired the Pro Forma Properties on January 1, 2011.
This Pro Forma Condensed Consolidated Unaudited Statement of Operations (Unaudited) should be read in conjunction with the Company’s historical financial statements and notes thereto for the three and nine months ended September 30, 2012, included in the Company’s Quarterly Report on Form 10-Q, as filed on November 13, 2012 with the SEC. This Pro Forma Condensed Consolidated Statement of Operations (Unaudited) is not necessarily indicative of what actual results of operations would have been had the Company completed the acquisitions of the Pro Forma Properties on January 1, 2011, nor does it purport to represent its future operations. This Pro Forma Condensed Consolidated Statement of Operations (Unaudited) only includes the Pro Forma Properties, determined in accordance with SEC Rule 3-14 of Regulation S-X.

	For the Nine Months Ended September 30, 2012 As Reported	Acquisition Pro Forma Adjustments		Pro Forma for the Nine Months Ended September 30, 2012
	(a)	(b)
Revenues:
Rental and other property income	$2,931,695	$5,852,062	(c)	$8,783,757
Tenant reimbursement income	825,739	829,758	(d)	1,655,497
Total revenue	3,757,434	6,681,820		10,439,254

Expenses:
General and administrative expenses	621,633	—		621,633
Property operating expenses	873,520	829,758	(e)	1,703,278
Acquisition related expenses	1,639,619	—		1,639,619
Depreciation	872,829	1,678,669	(f)	2,551,498
Amortization	404,869	746,651	(f)	1,151,520
Total operating expenses	4,412,470	3,255,078		7,667,548
Operating (loss) income	(655,036)	3,426,742		2,771,706

Other income (expense):
Interest and other income	35,848	—		35,848
Interest expense	(775,542)	(1,733,627)	(g)	(2,509,169)
Total other expense	(739,694)	(1,733,627)		(2,473,321)
Net (loss) income	$(1,394,730)	$1,693,115		$298,385

Weighted average number of common shares outstanding:
Basic and diluted	5,076,981	3,072,398	(h)	8,149,379

Net (loss) income per common share:
Basic and diluted	$(0.27)			$0.04
See accompanying Notes to Pro Forma Condensed Consolidated Financial Statements (Unaudited).

COLE CORPORATE INCOME TRUST, INC.
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED)
For the Year Ended December 31, 2011

The following Pro Forma Condensed Consolidated Statement of Operations (Unaudited) is presented as if the Company had acquired the Pro Forma Properties on January 1, 2011.
This Pro Forma Condensed Consolidated Unaudited Statement of Operations (Unaudited) should be read in conjunction with the Company’s historical financial statements and notes thereto for the year ended December 31, 2011, as filed in the Company's Annual Report on Form 10-K with the SEC on March 13, 2012. This Pro Forma Condensed Consolidated Unaudited Statement of Operations (Unaudited) is not necessarily indicative of what actual results of operations would have been had the Company completed the acquisitions of the Pro Forma Properties on January 1, 2011, nor does it purport to represent its future operations. This Pro Forma Condensed Consolidated Unaudited Statement of Operations (Unaudited) only includes the Pro Forma Properties, determined in accordance with SEC Rule 3-14 of Regulation S-X.

	For the Year Ended December 31, 2011 As Reported	Acquisition Pro Forma Adjustments		Pro Forma for the Year Ended December 31, 2011
	(a)	(b)
Revenues:
Rental and other property income	$1,478,942	$7,802,749	(c)	$9,281,691
Tenant reimbursement income	362,202	1,106,344	(d)	1,468,546
Total revenue	1,841,144	8,909,093		10,750,237

Expenses:
General and administrative expenses	470,927	—		470,927
Property operating expenses	367,197	1,106,344	(e)	1,473,541
Acquisition related expenses	718,839	—		718,839
Depreciation	443,431	2,238,225	(f)	2,681,656
Amortization	199,773	995,535	(f)	1,195,308
Total operating expenses	2,200,167	4,340,104		6,540,271
Operating (loss) income	(359,023)	4,568,989		4,209,966

Other income (expense):
Interest and other income	6,930	—		6,930
Interest expense	(791,145)	(2,378,913)	(g)	(3,170,058)
Total other expense	(784,215)	(2,378,913)		(3,163,128)
Net (loss) income	$(1,143,238)	$2,190,076		$1,046,838

Weighted average number of common shares outstanding:
Basic and diluted	450,165	3,072,398	(h)	3,522,563

Net (loss) income per common share:
Basic and diluted	$(2.54)			$0.30
See accompanying Notes to Pro Forma Condensed Consolidated Financial Statements (Unaudited).

COLE CORPORATE INCOME TRUST, INC.
NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

Notes to Pro Forma Condensed Consolidated Balance Sheet (Unaudited) as of September 30, 2012
a.    Reflects the Company’s historical balance sheet as of September 30, 2012.
b.    Reflects the preliminary purchase price allocations related to the acquisition of the Pro Forma Properties, which are preliminary and subject to change. The purchase price of the ID Roanoke Property of $23.5 million was offset by a $975,000 credit received at closing to arrive at the preliminary purchase price allocation.
c.    Represents cash paid for the purchase of the Pro Forma Properties and for acquisition-related costs of $2.5 million.
d.    Represents the Company’s related loan costs incurred on the Credit Facility to finance the purchase of certain of the Pro Forma Properties.
e.    Represents the Company’s borrowings incurred on its secured revolving credit facility (the "Credit Facility") to finance the purchase of certain of the Pro Forma Properties. The Credit Facility provides for up to $150.0 million of borrowings pursuant to a credit agreement. The Credit Facility will bear interest at rates depending on the type of loan specified, which at the time of acquisition was 3.71% for Eurodollar rate loans and 5.75% for floating rate loans.
f.    Represents the issuance of common shares required to generate sufficient offering proceeds to fund the purchase of the Pro Forma Properties, as the Company had insufficient capital at September 30, 2012 to acquire the Pro Forma Properties, which are included in the Pro Forma Condensed Consolidated Balance Sheet (Unaudited).
g.    Adjustment reflects the expensing of acquisition-related costs as required under generally accepted accounting principles. The amount represents costs incurred to complete the acquisition of the Pro Forma Properties, including title, legal, accounting and acquisition-related costs.
Notes to Pro Forma Condensed Consolidated Statement of Operations (Unaudited) for the Nine Months Ended September 30, 2012
a.    Reflects the Company’s historical results of operations for the nine months ended September 30, 2012.
b.    In connection with the purchase of the Pro Forma Properties, the Company incurred $2.5 million of acquisition related transaction costs, which have been excluded from the Pro Forma Condensed Consolidated Statement of Operations (Unaudited) for the nine months ended September 30, 2012, as these amounts represent non-recurring charges.
c.    Represents the straight-line rental revenue and amortization of the acquired intangible lease assets in accordance with the respective lease agreements for the Pro Forma Properties.
d.    Reflects the tenant reimbursement income for the Pro Forma Properties based on historical operating results of each property.
e.    Reflects the property operating expenses for the Pro Forma Properties based on historical operating results of each property.
f.    Represents depreciation and amortization expenses for the Pro Forma Properties. Depreciation and amortization expenses are based on the Company’s preliminary purchase price allocation. Real estate and related assets, other than land, are depreciated or amortized on a straight-line basis. The estimated useful lives of the Company’s real estate and related assets by class are generally as follows:

Building and capital improvements	40 years
Tenant improvements	Lesser of useful life or lease term
Intangible lease assets	Lease term
g.    Represents interest expense and deferred financing cost amortization associated with the borrowings on the Company’s Credit Facility incurred to finance the acquisition of certain of the Pro Forma Properties.

COLE CORPORATE INCOME TRUST, INC.
NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

h.    Represents the weighted average common shares required to generate sufficient offering proceeds to fund the purchase of the Pro Forma Properties, because the Company had insufficient capital to acquire the Pro Forma Properties on January 1, 2011, which are included in the Pro Forma Condensed Consolidated Statement of Operations (Unaudited). The calculation assumes the common shares were issued on January 1, 2011.
Notes to Pro Forma Condensed Consolidated Statement of Operations (Unaudited) for the Year Ended December 31, 2011
a.    Reflects the Company’s historical results of operations for the year ended December 31, 2011.
b.    In connection with the purchase of the Pro Forma Properties, the Company incurred $2.5 million of acquisition related transaction costs, which have been excluded from the Pro Forma Condensed Consolidated Statement of Operations (Unaudited) for the year ended December 31, 2011, as these amounts represent non-recurring charges.
c.    Represents the straight-line rental revenue and amortization of the acquired intangible lease assets in accordance with the respective lease agreements for the Pro Forma Properties.
d.    Reflects the tenant reimbursement income for the Pro Forma Properties based on historical operating results of each property.
e.    Reflects the property operating expenses for the Pro Forma Properties based on historical operating results of each property.
f.    Represents depreciation and amortization expenses for the Pro Forma Properties. Depreciation and amortization expenses are based on the Company’s preliminary purchase price allocation. Real estate and related assets, other than land, are depreciated or amortized on a straight-line basis. The estimated useful lives of the Company’s real estate and related assets by class are generally as follows:

Building and capital improvements	40 years
Tenant improvements	Lesser of useful life or lease term
Intangible lease assets	Lease term
g.    Represents interest expense and deferred financing cost amortization associated with the borrowings on the Company’s Credit Facility incurred to finance the acquisition of certain of the Pro Forma Properties.
h.    Represents the weighted average common shares required to generate sufficient offering proceeds to fund the purchase of the Pro Forma Properties, because the Company had insufficient capital to acquire the Pro Forma Properties on January 1, 2011, which are included in the Pro Forma Condensed Consolidated Statement of Operations (Unaudited). The calculation assumes the common shares were issued on January 1, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 25, 2012	COLE CORPORATE INCOME TRUST, INC.
	By:	/s/ Gavin B. Brandon
	Name:	Gavin B. Brandon
	Title:	Vice President of Accounting
Principal Accounting Officer